                                EXHIBIT 99-B.14.1
                                POWER OF ATTORNEY

                                POWER OF ATTORNEY

I, the undersigned Director and President of Aetna Life Insurance and Annuity Company, hereby constitute and appoint Julie E. Rockmore, Megan L. Dunphy, Michael A. Pignatella and J. Neil McMurdie and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

2-52448                         33-75960                     33-75998                     333-34014
2-52449                         33-75962                     33-75996                     333-49599
33-02339                        33-75964                     33-76000                     333-56297
33-34370                        33-75966                     33-76002                     333-72079
33-34583                        33-75968                     33-76004                     333-87305
33-42555                        33-75970                     33-76018                     333-89953
33-60477                        33-75972                     33-76024                     333-37448
33-61897                        33-74974                     33-76026                     333-48774
33-62473                        33-75976                     33-79118                     333-49176
333-01107                       33-75978                     33-79122
33-63611                        33-75980                     33-81216
33-64277                        33-75982                     33-87642
33-64331                        33-75984                     33-87932
33-75248                        33-75986                     33-88720
33-75954                        33-75988                     33-88722
33-75956                        33-75990                     33-88724
33-75958                        33-75992                     33-89858
333-15817                       33-75994                     33-91846
333-24645                       333-09515                    333-27337

Registration Statements filed under the Investment Company Act of 1940:

811-09665                 811-2512               811-2513                811-4536               811-5906

hereby ratify and confirming on this 16th day of November, 2000, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendment thereto.

              Signature/Title


             /s/ Thomas J. McInerney
------------------------------------------
               Thomas J. McInerney
               Director and President
           (Principal Executive Officer)

                                POWER OF ATTORNEY

I, the undersigned Director of Aetna Life Insurance and Annuity Company, hereby constitute and appoint Julie E. Rockmore, Megan L. Dunphy, Michael A. Pignatella and J. Neil McMurdie and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

2-52448                         33-75960                     33-75998                     333-34014
2-52449                         33-75962                     33-75996                     333-49599
33-02339                        33-75964                     33-76000                     333-56297
33-34370                        33-75966                     33-76002                     333-72079
33-34583                        33-75968                     33-76004                     333-87305
33-42555                        33-75970                     33-76018                     333-89953
33-60477                        33-75972                     33-76024                     333-37448
33-61897                        33-74974                     33-76026                     333-48774
33-62473                        33-75976                     33-79118                     333-49176
333-01107                       33-75978                     33-79122
33-63611                        33-75980                     33-81216
33-64277                        33-75982                     33-87642
33-64331                        33-75984                     33-87932
33-75248                        33-75986                     33-88720
33-75954                        33-75988                     33-88722
33-75956                        33-75990                     33-88724
33-75958                        33-75992                     33-89858
333-15817                       33-75994                     33-91846
333-24645                       333-09515                    333-27337

Registration Statements filed under the Investment Company Act of 1940:

811-09665                 811-2512               811-2513                811-4536               811-5906

hereby ratify and confirming on this 16th day of November, 2000, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendment thereto.

              Signature/Title


                 /s/ Allan Baker
----------------------------------------------
                   Allan Baker
                    Director

                                POWER OF ATTORNEY

I, the undersigned Director and Chief Financial Officer of Aetna Life Insurance and Annuity Company, hereby constitute and appoint Julie E. Rockmore, Megan L. Dunphy, Michael A. Pignatella and J. Neil McMurdie and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

2-52448                         33-75960                     33-75998                     333-34014
2-52449                         33-75962                     33-75996                     333-49599
33-02339                        33-75964                     33-76000                     333-56297
33-34370                        33-75966                     33-76002                     333-72079
33-34583                        33-75968                     33-76004                     333-87305
33-42555                        33-75970                     33-76018                     333-89953
33-60477                        33-75972                     33-76024                     333-37448
33-61897                        33-74974                     33-76026                     333-48774
33-62473                        33-75976                     33-79118                     333-49176
333-01107                       33-75978                     33-79122
33-63611                        33-75980                     33-81216
33-64277                        33-75982                     33-87642
33-64331                        33-75984                     33-87932
33-75248                        33-75986                     33-88720
33-75954                        33-75988                     33-88722
33-75956                        33-75990                     33-88724
33-75958                        33-75992                     33-89858
333-15817                       33-75994                     33-91846
333-24645                       333-09515                    333-27337

Registration Statements filed under the Investment Company Act of 1940:

811-09665                 811-2512               811-2513                811-4536               811-5906

hereby ratify and confirming on this 16th day of November, 2000, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendment thereto.

              Signature/Title


             /s/ Catherine H. Smith
-------------------------------------------
               Catherine H. Smith
     Director and Chief Financial Officer

                                POWER OF ATTORNEY

I, the undersigned Vice President, Corporate Controller and Assistant Treasurer of Aetna Life Insurance and Annuity Company, hereby constitute and appoint Julie
E. Rockmore, Megan L. Dunphy, Michael A. Pignatella and J. Neil McMurdie and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

2-52448                         33-75960                     33-75998                     333-34014
2-52449                         33-75962                     33-75996                     333-49599
33-02339                        33-75964                     33-76000                     333-56297
33-34370                        33-75966                     33-76002                     333-72079
33-34583                        33-75968                     33-76004                     333-87305
33-42555                        33-75970                     33-76018                     333-89953
33-60477                        33-75972                     33-76024                     333-37448
33-61897                        33-74974                     33-76026                     333-48774
33-62473                        33-75976                     33-79118                     333-49176
333-01107                       33-75978                     33-79122
33-63611                        33-75980                     33-81216
33-64277                        33-75982                     33-87642
33-64331                        33-75984                     33-87932
33-75248                        33-75986                     33-88720
33-75954                        33-75988                     33-88722
33-75956                        33-75990                     33-88724
33-75958                        33-75992                     33-89858
333-15817                       33-75994                     33-91846
333-24645                       333-09515                    333-27337

Registration Statements filed under the Investment Company Act of 1940:

811-09665                 811-2512               811-2513                811-4536               811-5906

hereby ratify and confirming on this 16th day of November, 2000, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendment thereto.

              Signature/Title


              /s/ Deborah Koltenuk
-----------------------------------------
                Deborah Koltenuk
     Vice President, Corporate Controller
             and Assistant Tresurer